THE AVATAR
                                ADVANTAGE EQUITY
                                 ALLOCATION FUND
--------------------------------------------------------------------------------












                                  ANNUAL REPORT













--------------------------------------------------------------------------------
                               For the Year Ended
                                December 31, 2001

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

TABLE OF CONTENTS

THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

     Management's Discussion and Analysis Letter.....................    3
     Performance Graph...............................................    6
     Schedule of Investments.........................................    7
     Statement of Assets and Liabilities.............................   10
     Statement of Operations.........................................   11
     Statements of Changes in Net Assets.............................   12
     Financial Highlights............................................   13
     Notes to Financial Statements...................................   14
     Report of Independent Accountants...............................   18

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

February 8, 2002


Dear Shareholder,

We wish to report on the 2001 results of the AVATAR ADVANTAGE EQUITY ALLOCATION FUND. For this second straight challenging year, Avatar's asset allocation philosophy - participating in market gains during market upswings while protecting those gains against loss during market downturns - was severely tested as losses in the Fund amounted to -20.95% (excluding the sales charge). The S&P 500 Composite Stock Price Index was down -11.88% for the year and the NASDAQ Composite Index declined -20.72%. During the second half of the year, the Fund's allocation to equity positions fluctuated in the range of 85% to 98%, with the remainder in cash.

2001 -- THE SECOND SIX MONTHS IN REVIEW

The last half of 2001 began with the hope that the series of rate cuts by the Fed would finally have an uplifting effect on the markets. Instead, the equity market steadily declined until the unprecedented attacks on September 11. Returns for the Fund in the third quarter slightly exceeded those for the S&P 500 Index. We began the fourth quarter with a benchmark allocation to equities reflecting the positive nature of Avatar's research, especially Economic and Investor Liquidity. The former was a reflection of the numerous interest rate reductions undertaken by the Fed while the latter was an indication of the extreme pessimism that followed the attacks. As the last quarter progressed, the Fed continued to reduce interest rates while investor sentiment remained cautious, which in this case turned out to be a positive for the equity market. Market momentum gained steam as broad-based measurements moved to new highs. As a result, the Fund increased exposure in equities as the quarter progressed, reaching a nearly fully invested position by the end of December. For the quarter, the Fund averaged a 93% invested exposure, which we believed helped the Fund end the year on a positive note and which should allow it to reap the benefit of any upward movements in the market during the first quarter of 2002. Despite the continued economic slowdown in September and October and the widespread recognition of a recession that was judged to have begun in March, investor attention focused on the prospects for recovery in 2002. Cyclical stocks that were most sensitive to economic conditions assumed a leadership role in the fourth quarter. Strong price moves occurred in the quarter in the capital goods, basic material, retail and transportation issues. The Fund was overweight in each of these groups, which contributed to performance for the quarter. We further added to retail issues in the quarter and this remains a favored group as we believe consumer spending will continue to be buoyant. Technology stocks

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

experienced a strong quarter and the Fund's tech weighting was increased during the quarter and ended the year just below a benchmark weight. Most of the increase was in the semiconductor and capital equipment issues as well as software, areas that are likely to be among the first to recover. We are not convinced that tech will resume a sustained market leadership role in the near term, given the lack of improving fundamentals. Energy stocks, in general were weak, but the Fund benefited from its positions in oil and gas drillers and exploration/production stocks that were relatively strong. The financial sector was equally weak despite the many interest rate cuts. Weightings in both energy and financials began and ended the quarter at approximate market weight. We reduced exposure in healthcare, utilities and consumer staples as these areas seemed to have run their course as the quarter ended.

2002--FIRST HALF MARKET OUTLOOK

The most important investment event of the fourth quarter was the clear evidence that corporate profits were reaching a trough. Companies have made a rapid adjustment to the shock and have taken write downs, that we believe may result in some eye-popping year over year profit improvement beginning in the third quarter of this year. Inventory levels have been pared to the bone and order books are beginning to firm. Equity investors appear to be looking for improving fundamentals by mid-year in many cyclical sectors and are estimating above-average profit growth for these groups in 2002. These developments represent a potent spark to ignite economic expansion. While we believe the foundation for this expansion is in place, there are some factors that could easily upset the dynamics and subdue the pace of expected growth. While employment levels have been pared, most occurred in October and the data for the following two months suggested the largest part of the layoffs were probably over. If our call on this employment trend is wrong, then increased numbers of layoffs may finally adversely impact consumer spending in 2002. Global trade appears to require several more quarters of adjustment before it can be considered a positive development, as Japan continues mired in no growth, Europe nervously introduces a new currency, and South America attempts to navigate itself out of yet another debt crisis. Lackluster corporate spending on capital goods, particularly in the communications field, may also hold down overall growth. While volatility may well continue, we believe the market may be close to fully discounting the recession and damaged business confidence caused by the terrorist attacks. While it may be hard to pinpoint, we would look for signs that companies have stopped cutting capital spending and are starting to announce new growth initiatives.

We continue to follow our investment discipline that has navigated us through all types of market conditions for over thirty-two years. The Fund's diversified

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

mix of stocks, focus on long-term fundamental values and balanced portfolio should serve our long-term investors well.

Sincerely,

/s/ Charles White

Charles White
Portfolio Manager
President - Avatar Investors Associates Corp.


Footnotes:

The Fund's average annual total return for the period from inception on December 3, 1997 through December 31, 2001 was 2.30%. The Fund's total return for the one-year ended December 31, 2001 was (20.95%). If the maximum sales charge was reflected, the Fund's returns for the same periods would have been 1.16% and (24.51%), respectively.

The S&P 500 Composite Stock Price Index is a broad market-capitalization weighted index of 500 stocks designed to represent the broad domestic economy.

Indices do not incur expenses and are not available for direct investment.

The Fund is distributed by Quasar Distributors LLC, Milwaukee, WI.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND
    Comparison of the change in value of a $10,000 investment in The Avatar Advantage Equity Allocation Fund versus the S&P 500 Composite Stock Price Index.

                          The Avatar Advantage        S&P 500 Composite
                         Equity Allocation Fund       Stock Price Index
                         ----------------------       -----------------
3-Dec-97                         $10,000                    $10,000
31-Dec-97                        $10,022                    $ 9,947
31-Mar-98                        $11,252                    $11,333
30-Jun-98                        $11,472                    $11,707
30-Sep-98                        $10,765                    $10,542
31-Dec-98                        $12,609                    $12,791
31-Mar-99                        $12,779                    $13,423
30-Jun-99                        $13,407                    $14,367
30-Sep-99                        $12,726                    $13,468
31-Dec-99                        $14,767                    $15,480
31-Mar-00                        $15,133                    $15,829
30-Jun-00                        $14,767                    $15,354
30-Sep-00                        $15,099                    $14,331
31-Dec-00                        $13,258                    $14,357
31-Mar-01                        $10,874                    $11,714
30-Jun-01                        $10,995                    $12,399
30-Sep-01                        $ 9,548                    $10,578
31-Dec-01                        $10,480                    $11,712

                         Average Annual Total Return(1)
                       One year..................(24.51%)
                       Since inception (12/3/97)....1.16%

Past performance is no guarantee of future results. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indices' do not incur expenses and are not available for investment.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

6
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS at December 31, 2001
--------------------------------------------------------------------------------

 Shares                                                                Value
 ------                                                                -----
COMMON STOCKS:  97.15%
  Banks:  1.45%
   4,000  Washington Mutual, Inc                                    $   130,800
                                                                    -----------
  Beverages - Alcoholic:  1.05%
   2,100  Anheuser-Busch Companies, Inc.                                 94,941
                                                                    -----------
  Capital Goods:  3.19%
     500  General Dynamics Corp.                                         39,820
   4,200  Tyco International                                            247,380
                                                                    -----------
                                                                        287,200
                                                                    -----------
  Chemicals:  3.11%
   3,000  Air Products and Chemicals, Inc.                              140,730
   2,300  Millipore Corp.                                               139,610
                                                                    -----------
                                                                        280,340
                                                                    -----------
  Chemicals - Specialty:  1.55%
   2,700  PPG Industries, Inc.                                          139,644
                                                                    -----------
  Computer Software:  3.31%
   4,500  Microsoft Corp.*                                              298,215
                                                                    -----------
  Consumer Cyclical:  3.65%
   1,400  Best Buy Co.                                                  104,272
   2,500  Clear Channel Communications                                  127,275
   2,100  Lowe's Company, Inc.                                           97,461
                                                                    -----------
                                                                        329,008
                                                                    -----------
  Consumer Finance:  2.48%
   3,400  AmeriCredit Corp.*                                            107,270
   2,000  Household International, Inc.                                 115,880
                                                                    -----------
                                                                        223,150
                                                                    -----------
  Consumer Staples:  5.80%
   2,900  Colgate-Palmolive Co.                                         167,475
   1,500  Kimberly-Clark Corp.                                           89,700
   2,700  PepsiCo., Inc.                                                131,463
   1,700  Procter & Gamble Co.                                          134,521
                                                                    -----------
                                                                        523,159
                                                                    -----------
  Diversified Financial Services:  1.87%
   3,333  Citigroup, Inc.                                               168,250
                                                                    -----------
  Diversified Manufacturing:  5.03%
   6,900  General Electric Co.                                          276,552
   1,500  Minnesota Mining and Manufacturing Co.                        177,315
                                                                    -----------
                                                                        453,867
                                                                    -----------
  Drugs & Pharmaceuticals:  3.27%
   1,200  Johnson & Johnson                                              70,920
   5,625  Pfizer, Inc.                                                  224,156
                                                                    -----------
                                                                        295,076
                                                                    -----------
  Electric - Integrated:  1.00%
   1,500  Dominion Resources, Inc.                                       90,150
                                                                    -----------
  Electric Power:  1.19%
   3,200  Cinergy Corp.                                                 106,976
                                                                    -----------
  Electric Utilities:  1.15%
   2,200  TXU Corp.                                                     103,730
                                                                    -----------
  Electronic Components - Semiconductors:  1.78%
   5,100  Intel Corp.                                                   160,395
                                                                    -----------
  Energy:  1.79%
   2,900  EOG Resources, Inc.                                           113,419
     800  Phillips Petroleum                                             48,208
                                                                    -----------
                                                                        161,627
                                                                    -----------
  Finance - Banks:  1.88%
   3,900  Wells Fargo & Co.                                             169,455
                                                                    -----------
  Finance - Investment Bankers/ Brokers:  1.68%
   2,900  Merrill Lynch & Co., Inc.                                     151,148
                                                                    -----------
  Finance - Mortgage Loans:  1.41%
   1,600  Fannie Mae                                                    127,200
                                                                    -----------
  Financial Guarantee Insurance:  1.64%
   2,200  The PMI Group, Inc.                                           147,422
                                                                    -----------
  Food - Retail:  0.90%
   3,900  The Kroger Co.*                                                81,393
                                                                    -----------
  Healthcare:  5.62%
   1,000  Amgen, Inc.                                                    56,440
   1,700  Tenet Healthcare Corp.*                                        99,824
   4,200  HCA, Inc.                                                     161,868
   1,700  Immunex Corp.                                                  47,107
   1,486  ImClone Systems, Inc.                                          69,040
   1,700  Pharmacia Corp.                                                72,505
                                                                    -----------
                                                                        506,784
                                                                    -----------

                                                                               7
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS at December 31, 2001, continued
--------------------------------------------------------------------------------

 Shares                                                                Value
 ------                                                                -----

  Healthcare - Drugs:  1.64%
   2,900  Bristol-Myers Squibb Co.                                  $   147,900
                                                                    -----------
  Insurance - Brokers:  1.67%
   1,400  Marsh & McLennan Companies, Inc.                              150,430
                                                                    -----------
  Insurance - Multiline:  1.37%
   1,560  American International Group, Inc.                            123,864
                                                                    -----------
  Machinery Const/Farm:  0.81%
   1,900  Cummins Engine Company, Inc.                                   73,226
                                                                    -----------
  Media:  0.71%
   2,000  AOL Time Warner, Inc.*                                         64,200
                                                                    -----------
  Medical - Biomedical Genetics:  0.71%
   1,200  Baxter International, Inc.                                     64,356
                                                                    -----------
  Movies & Entertainment:  0.64%
   1,300  Viacom Inc., Class B*                                          57,395
                                                                    -----------
  Oil & Gas - Drilling:  1.10%
   2,900  Nabors Industries, Inc.*                                       99,557
                                                                    -----------
  Paper & Paper Products:  3.05%
   4,000  Georgia-Pacific Corp.                                         110,440
   2,900  Temple-Inland, Inc.                                           164,517
                                                                    -----------
                                                                        274,957
                                                                    -----------
  Petroleum Products:  2.35%
   5,400  Exxon Mobil Corp.                                             212,220
                                                                    -----------
  Pharmaceuticals:  2.18%
   3,200  American Home Products Corp.                                  196,352
                                                                    -----------
  Reinsurance:  1.49%
   1,900  Everest Rd Group, Ltd.                                        134,330
                                                                    -----------
  Retail:  4.61%
   4,100  Target Corp.                                              $   168,305
   4,300  Wal-Mart Stores, Inc.                                         247,465
                                                                    -----------
                                                                        415,770
                                                                    -----------
  Retail - Apparel:  1.33%
   3,000  The TJX Companies, Inc.                                       119,580
                                                                    -----------
  Retail - Building Products:  1.92%
   3,400  The Home Depot, Inc.                                          173,434
                                                                    -----------
  Semiconductor Equipment:  2.60%
   2,500  Applied Materials, Inc.*                                      100,250
   3,400  Novellus Systems, Inc.*                                       134,130
                                                                    -----------
                                                                        234,380
                                                                    -----------
  Specialty Stores:  0.98%
   2,600  Bed Bath & Beyond, Inc.*                                       88,140
                                                                    -----------
  Systems Software:  0.57%
   3,700  Oracle Corp.*                                                  51,097
                                                                    -----------
  Technology:  9.31%
   4,600  Dell Computer Corp.                                           125,028
   1,500  First Data Corp.                                              117,675
   5,100  Flextronics International Ltd.                                122,349
   1,700  IBM Corp.                                                     205,632
     900  KLA-Tencor Corp.                                               44,604
   2,400  Microchip Technology, Inc.                                     92,976
   1,800  RF Micro Devices, Inc.                                         34,614
   3,400  Texas Instruments, Inc.                                        95,200
                                                                    -----------
                                                                        838,078
                                                                    -----------
  Telephone:  1.31%
   3,100  BellSouth Corp.                                               118,265
                                                                    -----------
  Trucking:  1.00%
   2,700  CNF Transportation, Inc.                                       90,585
                                                                    -----------
  TOTAL COMMON STOCKS
    (Cost $8,280,586)                                                 8,758,046
                                                                    -----------

8
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS at December 31, 2001, continued
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
 ------                                                                -----

SHORT-TERM INVESTMENTS:  3.10%
  Money Market Instruments:  0.33%
$ 29,967  Firstar Stellar Treasury Fund
            (Cost $29,967)                                          $    29,967
                                                                    -----------
  U.S. Treasury Obligations:  2.77%
 250,000  U.S. Treasury Bill, 1/17/02
            (Cost $249,762)                                             249,762
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $279,729)                                                       279,729
                                                                    -----------
  Total Investments in Securities
    (Cost $8,560,315): 100.25%                                      $ 9,037,775
  Liabilities in Excess of Other Assets: (0.25%)                        (22,646)
                                                                    -----------
  Net Assets:  100.00%                                              $ 9,015,129
                                                                    ===========

*    Non-income producing security.

See accompanying Notes to Financial Statements.

                                                                               9
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2001
--------------------------------------------------------------------------------

ASSETS

  Investments in securities, at value (cost $8,560,315) ........    $ 9,037,775
  Receivables:
      Dividends ................................................          5,925
      Due from Advisor .........................................            749
  Deferred organization costs ..................................          6,441
  Prepaid expenses .............................................          1,590
                                                                    -----------
           Total assets ........................................      9,052,480
                                                                    -----------
LIABILITIES
  Payables:
      Distribution fees ........................................          1,915
      Administration fees ......................................          2,548
  Accrued expenses .............................................         32,888
                                                                    -----------
           Total liabilities ...................................         37,351
                                                                    -----------

NET ASSETS .....................................................    $ 9,015,129
                                                                    ===========
  Net asset value and redemption price per share [$9,015,129/
      1,056,724 shares outstanding; unlimited number of
      shares (par value $.01) authorized] ......................    $      8.53
                                                                    ===========

  Offering price per share ($8.53/.9550) .......................    $      8.93
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................    $ 9,736,320
  Undistributed net investment income ..........................          9,960
  Accumulated net realized loss on investments .................     (1,208,611)
  Net unrealized appreciation on investments ...................        477,460
                                                                    -----------
           Net assets ..........................................    $ 9,015,129
                                                                    ===========

See accompanying Notes to Financial Statements.

10
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME

Income
  Dividends (Net of foreign tax of $15) .....................       $   107,733
  Interest ..................................................            51,927
                                                                    -----------
       Total income .........................................           159,660
                                                                    -----------
Expenses
  Advisory fees (Note 3) ....................................            84,812
  Administration fees (Note 3) ..............................            30,000
  Distribution fees (Note 4) ................................            24,945
  Professional fees .........................................            22,106
  Fund accounting fees ......................................            22,342
  Transfer agent fees .......................................            13,001
  Custody fees ..............................................             9,345
  Deferred organization expense .............................             7,000
  Reports to shareholders ...................................             6,105
  Trustee fees ..............................................             4,328
  Miscellaneous .............................................             3,313
  Insurance expense .........................................             1,838
  Registration expense ......................................             1,481
                                                                    -----------
       Total expenses .......................................           230,616
       Less: advisory fee waiver (Note 3) ...................           (81,041)
                                                                    -----------
       Net expenses .........................................           149,575
                                                                    -----------
           Net investment income ............................            10,085
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments ..........................        (1,091,758)
  Net realized loss on financial futures ....................           (49,828)
  Net change in unrealized depreciation
       on investments and financial futures .................        (1,467,668)
                                                                    -----------
       Net realized and unrealized loss on
        investments .........................................        (2,609,254)
                                                                    -----------
           Net decrease in net assets resulting
             from operations ................................       $(2,599,169)
                                                                    ===========

See accompanying Notes to Financial Statements.

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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        Year Ended       Year Ended
                                                        December 31,    December 31,
                                                            2001            2000
                                                        ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income ...........................     $     10,085    $      6,719
  Net realized (loss)/gain on investments .........       (1,091,758)        879,734
  Net realized (loss)/gain on financial futures              (49,828)         18,112
  Net change in unrealized depreciation
    on investments and financial futures ..........       (1,467,668)     (1,695,050)
                                                        ------------    ------------
     Net decrease in net assets resulting
       from operations ............................       (2,599,169)       (790,485)
                                                        ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...........................           (6,094)             --
  Net realized gain on security transactions ......          (83,629)       (734,822)
                                                        ------------    ------------
     Total dividends and distributions to
       shareholders ...............................          (89,723)       (734,822)
                                                        ------------    ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net decrease in net assets derived from net
    change in outstanding shares (a) ..............         (802,029)        (95,296)
                                                        ------------    ------------
     Total decrease in net assets .................       (3,490,921)     (1,620,603)
                                                        ------------    ------------
NET ASSETS
  Beginning of period .............................       12,506,050      14,126,653
                                                        ------------    ------------
  End of period (includes undistributed net
   investment income of $9,960 and $6,000
   for 2001 and 2000, respectively) ...............     $  9,015,129    $ 12,506,050
                                                        ============    ============

(a)  A summary of share transactions is as follows:

                                        Year Ended                   Year Ended
                                     December 31, 2001            September 30, 2000
                                 --------------------------    --------------------------
                                   Shares          Value         Shares          Value
                                 -----------    -----------    -----------    -----------
Shares sold ..................        78,087    $   715,391         96,026    $ 1,224,191
Shares issued in
  reinvestment
  of distributions ...........        10,605         89,720         66,620        734,822
Shares redeemed ..............      (179,661)    (1,607,140)      (162,488)    (2,054,309)
                                 -----------    -----------    -----------    -----------

Net increase/(decrease).......       (90,969)   $  (802,029)           158    $   (95,296)
                                 ===========    ===========    ===========    ===========

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                                                     Dec. 3, 1997*
                                                                Year Ended December 31,                 through
                                                        ----------------------------------------------------------
                                                         2001       2000       1999        1998      Dec. 31, 1997
                                                        -------    -------    -------     -------    -------------
Net asset value, beginning
  of period .........................................   $ 10.90    $ 12.31    $ 11.84     $ 10.02       $ 10.00
                                                        -------    -------    -------     -------       -------
Income from investment operations:
  Net investment income .............................      0.01       0.01       0.01        0.05          0.01
  Net realized and unrealized
    (loss)/gain on investments ......................     (2.29)     (0.74)      1.98        2.48          0.02
                                                        -------    -------    -------     -------       -------

Total from investment operations ....................     (2.28)     (0.73)      1.99        2.53          0.03
                                                        -------    -------    -------     -------       -------
Less distributions:
  From net investment income ........................     (0.01)      0.00       0.00       (0.05)        (0.01)
  From net realized gains ...........................     (0.08)     (0.68)     (1.52)      (0.64)        (0.00)
  Tax return of capital .............................      0.00       0.00       0.00       (0.02)        (0.00)
                                                        -------    -------    -------     -------       -------

Total distributions .................................     (0.09)     (0.68)     (1.52)      (0.71)        (0.01)
                                                        -------    -------    -------     -------       -------

Net asset value, end of period ......................   $  8.53    $ 10.90    $ 12.31     $ 11.84       $ 10.02
                                                        =======    =======    =======     =======       =======

Total return ........................................    (20.95%)    (5.99%)    17.11%      25.81%         0.22%**

Ratios/supplemental data:
Net assets, end of period (millions) ................   $   9.0    $  12.5    $  14.1     $  14.7       $  20.2

Ratio of expenses to average net assets:
  Before expense reimbursement ......................      2.31%      2.02%      1.99%       2.03%         1.52%+
  After expense reimbursement .......................      1.50%      1.50%      1.50%       1.50%         1.39%+

Ratio of net investment income to average net assets:
  After expense reimbursement .......................      0.10%      0.05%      0.08%       0.36%         0.47%+

Portfolio turnover rate .............................     79.48%     67.97%    101.86%      79.95%         2.48%**

*    Commencement of operations.
**   Not Annualized.
+    Annualized.

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Avatar Advantage Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity stocks. The Fund began operations on December 3, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed the

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

          gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on the financial futures contracts.

          The portfolio invests in financial futures contracts in order to hedge existing portfolio securities, or securities the portfolio intends to purchase against fluctuations in value. Under a variety of circumstances, the portfolio may not achieve the anticipated benefits of the financials futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

     C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     D. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     E. DEFERRED ORGANIZATION COSTS: The Avatar Advantage Balanced Fund has incurred expenses of $35,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date of the Fund's commenced investment operation.

     F. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended December 31, 2001, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the year ended December 31, 2001, the Fund incurred $84,812 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 2001, the Advisor reduced its fees in the amount of $81,041; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $299,830 at December 31, 2001. Cumulative expenses subject to recapture expire as follows:

                         Year                 Amount
                         ----                --------
                         2002                $ 80,411
                         2003                  68,204
                         2004                  70,174
                         2005                  81,041
                                             --------
                                             $299,830
                                             ========

     U.S.   Bancorp   Fund   Services,    LLC   (formerly   Investment   Company
Administration, LLC)(the "Administrator") acts as the Fund's Administrator under

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

     Quasar  Distributors,  LLC (the "Distributor") acts as the Fund's principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION

     The Avatar Advantage Equity Allocation Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended December 31, 2001, The Avatar Advantage Equity Allocation Fund paid the Distribution Coordinator in the amount of $24,945.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $7,783,445 and $6,939,237, respectively. NOTE 6 - INCOME TAXES

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

     Net realized losses differ for financial  statement and tax purposes due to
differing   treatments  for  wash  sale  losses  deferred  and  losses  realized subsequent to October 31 on the sale of securities.

     As of December 31, 2001, the components of net assets on a tax basis were as follows:

Cost of investments for tax purposes                 $8,564,312
                                                     ==========
Gross tax unrealized appreciation                       757,823

Gross tax unrealized depreciation                      (284,360)
                                                     ----------
Net tax unrealized appreciation                      $  473,463
                                                     ==========
Capital loss carryforward, expiring 2009:            $1,204,614
                                                     ==========
Undistributed ordinary income:                       $    9,960
                                                     ==========

The tax composition of dividends was as follows:

     Ordinary income                $ 6,094
     Long-term capital gains         83,629

Report of Independent Accountants

To the Board of Trustees and Shareholders of Avatar Advantage Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Avatar Advantage Equity Allocation Fund, series of Advisors Series Trust (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the periods in the period from December 3, 1997 (commencement of operations) through December 31, 1998 were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

New York, New York
February 20, 2002

The Trustees of Advisors Series Trust, their birth dates and positions with the Trust, their business addresses and principal occupations during the past five years are listed below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

     -    WALTER E. AUCH (born 1921) Trustee
          4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Management Consultant; Director, Nicholas-Applegate Funds, Salomon Smith Barney Funds, Banyan Strategic Realty Trust, Legend Properties, Pimco Advisors LLP and Senele Group.

     -    ERIC M. BANHAZL* (born 1957) Trustee, President and Treasurer
          2020 E. Financial Way, Glendora, CA 91741. Senior Vice President, U.S. Bancorp Fund Services, LLC since July, 2001; Treasurer, Investec Funds; formerly, Executive Vice President, Investment Company Administration, LLC; ("ICA") (mutual fund administrator and the Fund's former administrator).

     -    DONALD E. O'CONNOR (born 1936) Trustee
          4455 E.  Camelback  Rd.,  Suite 261-E,  Phoenix,  AZ 85018.  Financial
          Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January, 1997); Vice President, Operations, Investment Company Institute (until June,
          1993); Independent Director, The Parnassus Fund, The Parnassus Income Fund, and The Forward Funds.

     -    GEORGE T. WOFFORD III (born 1939) Trustee
          4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.

----------
* denotes Trustee who is an "interested person" of the Trust under the 1940 Act.

The Fund's Statement of Additional Information provides additional information about Fund directors and is available without charge, upon request, to shareholders who call toll-free (800)576-8229.

--------------------------------------------------------------------------------

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202

                                    CUSTODIAN
                    U.S. Bank Institutional Custody Services
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                             ICA Fund Services, LLC
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

--------------------------------------------------------------------------------

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.